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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 2, 2009


                           GLOBAL RESOURCE CORPORATION
              -----------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          NEVADA                   000-50944                  84-1565820
----------------------------       -----------             ------------------
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)            Identification No.)


                              408 BLOOMFIELD DRIVE
                          WEST BERLIN, NEW JERSEY 08091
            --------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (856) 767-5665


         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 4.01  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On February 2, 2009, Global Resource Corporation (the "Company") dismissed Bagell, Josephs, Levine & Company, L.L.C. ("BJ") as the Company's independent registered public accounting firm.

The decision to terminate BJ was recommended and approved by the Audit Committee of the Board of Directors of the Company.

BJ's audit report on the financial statements of the Company as of and for the two most recent years ended December 31, 2007 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of BJ, there were no disagreements with BJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s) if not resolved to the satisfaction of BJ, would have caused BJ to make reference to the subject matter of the disagreement(s) in connection with its report.

During the Company's two most recent fiscal years and any subsequent interim period preceding the dismissal of BJ, there have been no reportable events of the type required to be disclosed by Item 304(a)(1)(v) of Regulation S-K, except that BJ advised the Company of material weaknesses in the Company's internal control over financial reporting as of the end of the Company's two most recent fiscal years and each subsequent interim period through September 30, 2008. For further discussion of the material weaknesses identified, refer to Item 8A of the Company's Annual Report on Form 10-KSB for the years ended December 31, 2006 and December 31, 2007 and Item 4(T) of the Company's Quarterly Report on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008.

The Company has provided BJ with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The Company has requested that BJ review the disclosure and furnish the Company with a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K and, if not, stating the respects in which it does not agree. Such letter is filed as an exhibit to this Report.

ITEM 9.01  EXHIBITS

Exhibit No.       Description
-----------       -----------
16.1              Letter from Bagell, Josephs, Levine & Company, L.L.C.,
                  regarding change of certifying independent accountant



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Global Resource Corporation


Dated: February 6, 2009                 By: /s/ Eric Swain
                                            --------------------------------
                                            Eric Swain
                                            Chief Executive Officer